UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 5, 2015
Diamond Resorts International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35967	46-1750895
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10600 West Charleston Boulevard, Las Vegas, Nevada		89135
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 702-684-8000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 5, 2015, Diamond Resorts Issuer 2008 LLC, a subsidiary of Diamond Resorts Corporation, entered into a conduit facility with respect to its loans receivable (the “Conduit Facility”), which amends and restates its existing $175 million conduit facility, originally entered into in 2008 and most recently amended and restated in April 2013. The maturity date of the Conduit Facility is April 10, 2017, and it provides for a $200 million facility that is, upon maturity, renewable for 364-day periods at the election of the lenders. The Conduit Facility bears interest at either LIBOR or the commercial paper rate (having a floor of 0.50%) plus 2.75%, and has a non-use fee of 0.75%. Pursuant to the terms of the Conduit Facility, the advance rates on loans receivable in the portfolio are limited to 88% of the aggregate face value of eligible loans.

The description of the Conduit Facility set forth above in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the full text of (1) the Sixth Amended and Restated Indenture, entered into on February 5, 2015 and dated as of January 30, 2015, among Diamond Resorts Issuer 2008 LLC, as issuer, Diamond Resorts Financial Services, Inc., as servicer, Wells Fargo Bank, National Association, as trustee, as custodian and as back-up servicer, and Credit Suisse AG, New York Branch, as Administrative Agent, (2) the Fifth Amended and Restated Sale Agreement, entered into on February 5, 2015 and dated as of January 30, 2015, among Diamond Resorts Depositor 2008 LLC and Diamond Resorts Issuer 2008 LLC, and (3) the Fifth Amended and Restated Purchase Agreement, entered into on February 5, 2015 and dated as of January 30, 2015, among Diamond Resorts Finance Holding Company and Diamond Resorts Depositor 2008 LLC, which are attached as Exhibits 10.1 through 10.3, respectively, to this Form 8-K and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 above is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1
Sixth Amended and Restated Indenture, entered into on February 5, 2015 and dated as of January 30, 2015, among Diamond Resorts Issuer 2008 LLC, as issuer, Diamond Resorts Financial Services, Inc., as servicer, Wells Fargo Bank, National Association, as trustee, as custodian and as back-up servicer, and Credit Suisse AG, New York Branch, as Administrative Agent.

10.2	Fifth Amended and Restated Sale Agreement, entered into on February 5, 2015 and dated as of January 30, 2015, among Diamond Resorts Depositor 2008 LLC and Diamond Resorts Issuer 2008 LLC.

10.3	Fifth Amended and Restated Purchase Agreement, entered into on February 5, 2015 and dated as of January 30, 2015, among Diamond Resorts Finance Holding Company and Diamond Resorts Depositor 2008 LLC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diamond Resorts International, Inc.
February 9, 2015	By: /s/ Jared T. Finkelstein Name: Jared T. Finkelstein Title: Senior Vice President-General Counsel and Secretary